UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09685

Pioneer High Yield Fund

(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109

(Address of principal executive offices) (ZIP code)

Christopher J. Kelley, Amundi Asset Management, Inc.,

60 State Street, Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 742-7825

Date of fiscal year end: October 31, 2023

Date of reporting period: November 1, 2022 through April 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Pioneer High Yield Fund
Semiannual Report  |  April 30, 2023

A: TAHYX	C: PYICX	R: TYHRX	Y: TYHYX

visit us: www.amundi.com/us

Pioneer High Yield Fund | Semiannual Report | 4/30/231

President’s Letter
Dear Shareholders,
On February 13, 2023, Amundi US celebrated the 95th anniversary of Pioneer Fund, the second-oldest mutual fund in the United States. We recognized the anniversary with ringing of the closing bell at the New York Stock Exchange, which seemed fitting for this special milestone.
Pioneer Fund was launched on February 13, 1928 by Phil Carret, one of the earliest proponents of value investing and a leading innovator in the asset management industry. Mr. Carret began investing in the 1920s and founded Pioneer Investments (now Amundi US) in 1928, and was one of the first investors to realize he could uncover value through rigorous, innovative, fundamental research techniques.
Consistent with Mr. Carret’s investment approach and employing many of the same techniques utilized in the 1920s, Amundi US's portfolio managers have adapted Mr. Carret’s philosophy to a new age of “active” investing.
The last few years have seen investors face some unprecedented challenges, from a global pandemic that shuttered much of the world’s economy for months, to geopolitical strife, to rising inflation that has reached levels not seen in decades. Now, more than ever, Amundi US believes active management – that is, making active investment decisions across all of our portfolios – can help mitigate risk during periods of market volatility.
At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating frequently with the management teams of the companies and other entities issuing the securities, and working together to identify those securities that we believe best meet our investment criteria for our family of funds. Our risk management approach begins with each security under consideration, as we strive to develop a deep understanding of the potential opportunity, while considering any potential risk factors.
Today, as shareholders, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
2Pioneer High Yield Fund | Semiannual Report | 4/30/23

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
June 2023
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer High Yield Fund | Semiannual Report | 4/30/233

Portfolio Management Discussion  |  4/30/23
In the following interview, Andrew Feltus, Ken Monaghan, and Matt Shulkin discuss the factors that influenced the performance of Pioneer High Yield Fund during the six-month period ended April 30, 2023. Mr. Feltus, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), is responsible for the day-to-day management of the Fund, along with Mr. Monaghan, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi US, and Mr. Shulkin, a senior vice president and a portfolio manager at Amundi US.
Q	How did the Fund perform during the six-month period ended April 30, 2023?
A	Pioneer High Yield Fund’s Class A shares returned 4.13% at net asset value during the six-month period ended April 30, 2023, while the Fund’s primary benchmark, the ICE Bank of America (ICE BofA) US High Yield Index (the high-yield index), returned 5.88%, and the Fund’s secondary benchmark, the ICE BofA All-Convertibles Speculative Quality Index, returned -5.51%. During the same period, the average return of the 685 mutual funds in Morningstar’s High Yield Bond Funds category was 5.59%.
Q	Could you please describe the market environment for high-yield bonds during the six-month period?
A	As the period opened in November 2022, inflation, which had been on the rise over the course of several months, began showing signs of modest easing, and investors started to anticipate a pivot by the US Federal Reserve (Fed) to a more dovish stance on monetary policy, despite its decision to enact another increase to the federal funds rate target range of 75 basis points (bps) in early November. (A basis point is equal to 1/100th of a percentage point.)
However, in December, the markets soon turned their attention to the potential recessionary effects of the higher-interest-rate regime put in place by the Fed, which led riskier assets, such as stocks and corporate bonds, to retrace some of the gains they had realized early in the fourth quarter. The Fed implemented a more modest 50 bps increase to the federal funds target range at its December meeting, leaving the target range at 4.25% ‒ 4.50% at the end of 2022, its highest level since the fall of 2007.
4Pioneer High Yield Fund | Semiannual Report | 4/30/23

Entering the new calendar year, riskier assets rallied again, amid renewed investor optimism that the Fed and other leading central banks were poised to stop raising interest rates. January 2023 saw Treasury yields pull back from their more recent highs on the outlook for a potential easing of monetary policy. That, in turn, boosted performance for bonds in general. In addition, the reopening of China’s economy as the government unwound its “Zero-COVID” policy helped ease concerns about slowing global economic growth.
Against that backdrop, areas of the market that had lagged during the 2022 sell-offs, such as growth stocks and corporate credit, outperformed. On February 1, 2023, the Fed once again raised the federal funds target range, this time by a less aggressive 25 bps, bringing the target to 4.50% ‒ 4.75%.
In March, however, the failure of several US banks and the collapse of European banking giant Credit Suisse raised fears of a financial crisis. In response, the Fed implemented a new lending program to support bank liquidity, while market participants began to anticipate interest-rate cuts by the Fed over the second half of the calendar year. The prospect of a more dovish stance on monetary policy and a “flight to safety” by investors in the wake of the banking-system issues drove Treasury yields lower, which in turn lent support to bond-market returns. At its March 23 meeting, the Fed went forward with another modest 25 bps increase to the federal funds target, bringing the range to 4.75% ‒ 5.00%. The financial markets viewed that increase as an indication that the Fed believed the financial system, overall, remained on solid footing. Just after period-end, in early May, the Fed enacted yet another increase of 25 bps to the federal funds target, bringing the range to 5.00% ‒ 5.25%.
As of April 30, 2023, the yield on 10-year Treasuries stood at 3.44%, versus 4.10% six months earlier.
High-yield corporate bonds posted a strong positive return for the six-month period, but underperformed their more interest rate-sensitive investment-grade counterparts.
Pioneer High Yield Fund | Semiannual Report | 4/30/235

Q	Which of your investment strategies aided or detracted from the Fund’s performance relative to the benchmark high-yield index during the six-month period ended April 30, 2023?
A	Security selection results were the primary driver, overall, of the Fund’s benchmark-relative underperformance for the six-month period, while sector allocation results detracted modestly from relative returns. The most significant detractors from the Fund’s relative results during the period included our use of index-based credit-default-swaps (CDX), as part of our efforts to help reduce credit risk in the portfolio, along with an average cash position of just over 6% during a period featuring a positive overall environment for returns.
Within the Fund’s core allocations to high-yield debt, security selection results within the transportation and telecommunications sectors, along with positioning within the health care sector, weighed heavily on benchmark-relative performance for the six-month period. On the other hand, a portfolio underweight to media issuers as well as security selection results within the basic industry segment led positive contributions to the Fund’s benchmark-relative returns. With regard to ratings allocations, security selection results within the “B” and “CCC” ratings buckets were negative and detracted from the Fund’s benchmark-relative performance, while selection results among holdings of “BB” issues were positive.
With regard to individual securities, notable detractors from the Fund’s benchmark-relative returns for the six-month period included the portfolio’s exposure to American cargo carrier Western Global Airlines, which was subject to a ratings downgrade. An allocation to Party City Holdings also detracted from the Fund’s relative returns for the period, as the retailer succumbed to cost pressures and filed for bankruptcy. In addition, a position in the debt of Enphase Energy sold off on concerns over a slowing in the pace of solar panel installations, and detracted from the Fund’s relative performance.
On the positive side, a lack of portfolio exposure to distressed satellite television company Dish Network proved beneficial for the Fund’s relative results. The portfolio’s exposure to Revance Therapeutics also benefited benchmark-relative returns, as
6Pioneer High Yield Fund | Semiannual Report | 4/30/23

investors’ sentiment towards the company received a boost when the biotechnology firm obtained approval for a wrinkle treatment that Revance expects to have a longer lasting effect than the competitions’ products. Finally, the Fund’s position in the debt of Beazer Homes outperformed over the six-month period, as the homebuilder posted strong results despite a challenging mortgage-rates backdrop.
Q	Did the Fund’s distributions* to shareholders change during the six-month period ended April 30, 2023?
A	The Fund’s monthly distribution rate remained relatively stable over the six-month period, increasing slightly as high-yield credit spreads widened. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)
Q	Did the Fund have any investments in derivative securities during the six-month period ended April 30, 2023?
A	Yes, as noted and described earlier, the Fund held CDX as part of our efforts to help reduce credit risk in the portfolio. The Fund’s CDX positions detracted from benchmark-relative performance over the six-month period.
Q	What is your investment outlook?
A	With elevated inflation proving to be sticky and the Fed committed to bringing inflation down to its 2% long-term target, we believe the federal funds rate target range will remain “higher for longer,” contrary to current market expectations, which have continued to price in rate cuts for the latter part of 2023. We believe financial conditions will become more restrictive, and that the likelihood of a recession has risen, particularly as banks tighten lending standards and as the Fed maintains higher interest rates. Consequently, we expect to maintain a somewhat defensive posture in the Fund’s portfolio as recession risk increases over the course of the year.
As has typically been the case during recessions, should one occur, we believe some high-yield bond issuers will end up in trouble, leading to increased defaults. However, we do not expect
*	Distributions are not guaranteed.
Pioneer High Yield Fund | Semiannual Report | 4/30/237

a deep recession, such as during the global financial crisis (GFC) of 2008. In our opinion, the economy will likely be on the upswing and the default rate headed lower at some point in 2024. We are also hopeful that by 2024 inflation will have fallen to the Fed’s targeted 2% area, and that Treasury yields will be lower than today’s levels.
In that scenario, we would expect the default rate to remain lower than it was after the GFC. We have based our view on the significant weighting of “BB” rated issuers within the high-yield universe, strong fundamentals (in our opinion) in many sectors such as autos and energy, and the relative strength of many US consumers. In addition, within the below-investment-grade universe, we would anticipate the high-yield bond default rate being substantially lower than the default rate for their floating-rate, leveraged-loan counterparts.
8Pioneer High Yield Fund | Semiannual Report | 4/30/23

Please refer to the Schedule of Investments on pages 19–38 for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other government actions, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.
When interest rates rise, the prices of fixed-income securities held by the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities held by the Fund will generally rise.
The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate), or SOFR (Secured Overnight Financing Rate). Plans are underway to phase out the use of LIBOR. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund, issuers of instruments in which the Fund invests, and financial markets generally.
Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.
Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.
The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixedincome securities. Mortgage-backed securities are also subject to prepayments.
The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately
Pioneer High Yield Fund | Semiannual Report | 4/30/239

increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
These risks may increase share price volatility.
For more information on this or any Pioneer fund, please visit amundi.com/usinvestors or call 1-800-622-9876. This material must be preceded or accompanied by the Fund's current prospectus or summary prospectus. Before investing, consider the product's investment objectives, risks, charges, and expenses. Read it carefully.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
10Pioneer High Yield Fund | Semiannual Report | 4/30/23

Portfolio Summary  |  4/30/23
Portfolio Diversification

(As a percentage of total investments)*
10 Largest Holdings

(As a percentage of total investments)*
1.	ProFrac Holdings II LLC, Term Loan, 12.42% (Term SOFR + 725 bps), 3/4/25	1.45%
2.	Dealer Tire LLC/DT Issuer LLC, 8.00%, 2/1/28 (144A)	1.04
3.	Harvest Midstream I LP, 7.50%, 9/1/28 (144A)	0.93
4.	HAT Holdings I LLC/HAT Holdings II LLC, , 3.375%, 6/15/26 (144A)	0.91
5.	Prime Security Services Borrower LLC/Prime Finance, Inc., 6.25%, 1/15/28 (144A)	0.89
6.	Energean Plc, 6.50%, 4/30/27 (144A)	0.89
7.	Asbury Automotive Group, Inc., 4.625%, 11/15/29 (144A)	0.89
8.	JB Poindexter & Co., Inc., 7.125%, 4/15/26 (144A)	0.89
9.	Beazer Homes USA, Inc., 6.75%, 3/15/25	0.86
10.	Sotheby's, 7.375%, 10/15/27 (144A)	0.86

*	Excludes short-term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
Pioneer High Yield Fund | Semiannual Report | 4/30/2311

Prices and Distributions  |  4/30/23
Net Asset Value per Share
Class	4/30/23	10/31/22
A	$8.29	$8.24
C	$8.48	$8.43
R	$9.40	$9.34
Y	$8.30	$8.25

Distributions per Share: 11/1/22 - 4/30/23
Class	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains
A	$0.2851	$—	$—
C	$0.2524	$—	$—
R	$0.2879	$—	$—
Y	$0.2959	$—	$—
Index Definitions
The ICE Bank of America (BofA) U.S. High Yield Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. The ICE Bank of America (BofA) All-Convertibles Speculative Quality Index is an unmanaged index of high-yield U.S. convertible securities. Indices are unmanaged and their returns assume reinvestment of dividends and do not reflect any fees or expenses. It is not possible to invest directly in an index..
The indices defined here pertain to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 13 - 16.
12Pioneer High Yield Fund | Semiannual Report | 4/30/23

Performance Update | 4/30/23	Class A Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer High Yield Fund at public offering price during the periods shown, compared to that of the ICE Bank of America (BofA) U.S. High Yield Index and the ICE BofA All-Convertibles Speculative Quality Index.
Average Annual Total Returns (As of April 30, 2023)
Period	Net Asset Value (NAV)	Public Offering Price (POP)	ICE BofA U.S. High Yield Index	ICE BofA All- Convertibles Speculative Quality Index
10 Years	3.12%	2.65%	3.94%	12.05%
5 Years	2.18	1.24	3.12	17.31
1 Year	-1.20	-5.66	1.04	-18.25
Expense Ratio (Per prospectus dated March 1, 2023)
Gross	Net
1.19%	1.10%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. POP returns reflect deduction of maximum 4.50% sales charge. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2024 for Class A shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
Pioneer High Yield Fund | Semiannual Report | 4/30/2313

Performance Update | 4/30/23	Class C Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer High Yield Fund during the periods shown, compared to that of the ICE Bank of America (BofA) U.S. High Yield Index and the ICE BofA All-Convertibles Speculative Quality Index.
Average Annual Total Returns (As of April 30, 2023)
Period	If Held	If Redeemed	ICE BofA U.S. High Yield Index	ICE BofA All- Convertibles Speculative Quality Index
10 Years	2.35%	2.35%	3.94%	12.05%
5 Years	1.38	1.38	3.12	17.31
1 Year	-1.93	-2.87	1.04	-18.25
Expense Ratio (Per prospectus dated March 1, 2023)
Gross
1.92%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns reflect deduction of the CDSC for the one-year period, assuming a complete redemption of shares at the last price calculated on the last business day of the period, and no CDSC for the five- and 10-year periods. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
14Pioneer High Yield Fund | Semiannual Report | 4/30/23

Performance Update | 4/30/23	Class R Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer High Yield Fund during the periods shown, compared to that of the ICE Bank of America (BofA) U.S. High Yield Index and the ICE BofA All-Convertibles Speculative Quality Index.
Average Annual Total Returns (As of April 30, 2023)
Period	Net Asset Value (NAV)	ICE BofA U.S. High Yield Index	ICE BofA All- Convertibles Speculative Quality Index
10 Years	2.70%	3.94%	12.05%
5 Years	1.71	3.12	17.31
1 Year	-1.81	1.04	-18.25
Expense Ratio (Per prospectus dated March 1, 2023)
Gross
1.59%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please see the financial highlights for a more current expense ratio.
Pioneer High Yield Fund | Semiannual Report | 4/30/2315

Performance Update | 4/30/23	Class Y Shares
Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer High Yield Fund during the periods shown, compared to that of the ICE Bank of America (BofA) U.S. High Yield Index and the ICE BofA All-Convertibles Speculative Quality Index.
Average Annual Total Returns (As of April 30, 2023)
Period	Net Asset Value (NAV)	ICE BofA U.S. High Yield Index	ICE BofA All- Convertibles Speculative Quality Index
10 Years	3.42%	3.94%	12.05%
5 Years	2.47	3.12	17.31
1 Year	-0.94	1.04	-18.25
Expense Ratio (Per prospectus dated March 1, 2023)
Gross	Net
0.91%	0.85%
Value of $5 Million Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation in effect through March 1, 2024 for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
16Pioneer High Yield Fund | Semiannual Report | 4/30/23

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000 Example: an $8,600 account value ÷ $1,000 = 8.6
(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer High Yield Fund
Based on actual returns from November 1, 2022 through April 30, 2023.
Share Class	A	C	R	Y
Beginning Account Value on 11/1/22	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 4/30/23	$1,041.30	$1,036.40	$1,036.70	$1,042.60
Expenses Paid During Period*	$5.57	$10.15	$7.93	$4.30

*	Expenses are equal to the Fund’s annualized expense ratio of 1.10%, 2.01%, 1.57%, and 0.85% for Class A, Class C, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reﬂect the one-half year period).
Pioneer High Yield Fund | Semiannual Report | 4/30/2317

Comparing Ongoing Fund Expenses (continued)
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer High Yield Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from November 1, 2022 through April 30, 2023.
Share Class	A	C	R	Y
Beginning Account Value on 11/1/22	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 4/30/23	$1,019.34	$1,014.83	$1,017.01	$1,020.58
Expenses Paid During Period*	$5.51	$10.04	$7.85	$4.26

*	Expenses are equal to the Fund’s annualized expense ratio of 1.10%, 2.01%, 1.57%, and 0.85% for Class A, Class C, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reﬂect the one-half year period).
18Pioneer High Yield Fund | Semiannual Report | 4/30/23

Schedule of Investments  |  4/30/23
(unaudited)
Principal Amount USD ($)		Value
	UNAFFILIATED ISSUERS — 97.7%
	Senior Secured Floating Rate Loan Interests — 2.9% of Net Assets*(a)
	Auto Parts & Equipment — 0.5%
2,277,955	First Brands Group LLC, First Lien 2021 Term Loan, 10.252% (Term SOFR + 500 bps), 3/30/27	$ 2,212,463
	Total Auto Parts & Equipment	$2,212,463

	Investment Companies — 0.4%
1,712,699	Diebold Nixdorf Holding Germany GmbH, Term Loan, 11.629% (Term SOFR + 650 bps), 7/15/25	$ 1,841,151
	Total Investment Companies	$1,841,151

	Medical-Hospitals — 0.1%
372,931	Surgery Center Holdings, Inc., 2021 New Term Loan, 8.698% (LIBOR + 375 bps), 8/31/26	$ 372,571
	Total Medical-Hospitals	$372,571

	Metal Processors & Fabrication — 0.4%
1,763,150	Grinding Media, Inc. (Molycop, Ltd.), First Lien Initial Term Loan, 9.199% (Term SOFR + 400 bps), 10/12/28	$ 1,674,993
	Total Metal Processors & Fabrication	$1,674,993

	Oil-Field Services — 1.3%
6,346,476	ProFrac Holdings II LLC, Term Loan, 12.42% (Term SOFR + 725 bps), 3/4/25	$ 6,306,811
	Total Oil-Field Services	$6,306,811

	Physical Practice Management — 0.2%
1,664,548	Team Health Holdings, Inc., Extended Term Loan, 10.232% (Term SOFR + 525 bps), 3/2/27	$ 1,094,440
	Total Physical Practice Management	$1,094,440

	Total Senior Secured Floating Rate Loan Interests (Cost $13,829,327)	$13,502,429

Shares
	Common Stocks — 0.4% of Net Assets
	Oil, Gas & Consumable Fuels — 0.2%
23(b)	Amplify Energy Corp.	$ 159
6,967,063(b)	Ascent CNR Corp., Class A	1,045,059
	Total Oil, Gas & Consumable Fuels	$1,045,218

The accompanying notes are an integral part of these financial statements.
Pioneer High Yield Fund | Semiannual Report | 4/30/2319

Schedule of Investments  |  4/30/23
(unaudited) (continued)
Shares		Value
	Passenger Airlines — 0.2%
90,545(b) +	Grupo Aeromexico SAB de CV	$ 1,007,203
	Total Passenger Airlines	$1,007,203

	Total Common Stocks (Cost $1,645,596)	$2,052,421

Principal Amount USD ($)
	Collateralized Mortgage Obligations—0.0%† of Net Assets
167,112	Global Mortgage Securitization, Ltd., Series 2004-A, Class B1, 5.25%, 11/25/32 (144A)	$ 105,782
	Total Collateralized Mortgage Obligations (Cost $164,118)	$105,782

	Commercial Mortgage-Backed Security—0.2% of Net Assets
897,334(a)	Med Trust, Series 2021-MDLN, Class G, 10.198% (1 Month USD LIBOR + 525 bps), 11/15/38 (144A)	$ 824,426
	Total Commercial Mortgage-Backed Security (Cost $897,334)	$824,426

	Convertible Corporate Bonds — 3.8% of Net Assets
	Airlines — 0.9%
1,437,000	Air Canada, 4.00%, 7/1/25	$ 1,678,452
2,986,000	Spirit Airlines, Inc., 1.00%, 5/15/26	2,421,646
	Total Airlines	$4,100,098

	Biotechnology — 0.4%
730,000	Insmed, Inc., 0.75%, 6/1/28	$ 602,294
1,244,000	Insmed, Inc., 1.75%, 1/15/25	1,153,188
	Total Biotechnology	$1,755,482

	Energy-Alternate Sources — 0.3%
1,619,000(c)	Enphase Energy, Inc., 3/1/28	$ 1,515,090
	Total Energy-Alternate Sources	$1,515,090

	Entertainment — 0.8%
3,212,000(c)	DraftKings Holdings, Inc., 3/15/28	$ 2,299,792
1,369,000	IMAX Corp., 0.50%, 4/1/26	1,371,205
	Total Entertainment	$3,670,997

The accompanying notes are an integral part of these financial statements.
20Pioneer High Yield Fund | Semiannual Report | 4/30/23

Principal Amount USD ($)		Value
	Gas — 0.0%†
50	Macquarie Infrastructure Holdings LLC, 2.00%, 10/1/23	$ 49
	Total Gas	$49

	Pharmaceuticals — 0.6%
2,035,000	Revance Therapeutics, Inc., 1.75%, 2/15/27	$ 2,472,525
2,122,000(d)	Tricida, Inc., 3.50%, 5/15/27	228,115
	Total Pharmaceuticals	$2,700,640

	Semiconductors — 0.2%
730,000	ON Semiconductor Corp., 0.50%, 3/1/29 (144A)	$ 703,058
	Total Semiconductors	$703,058

	Software — 0.6%
1,100,000	Bentley Systems, Inc., 0.375%, 7/1/27	$ 926,200
855,000	Jamf Holding Corp., 0.125%, 9/1/26	708,367
1,450,000	Verint Systems, Inc., 0.25%, 4/15/26	1,282,344
	Total Software	$2,916,911

	Total Convertible Corporate Bonds (Cost $20,330,083)	$17,362,325

	Corporate Bonds — 86.5% of Net Assets
	Advertising — 2.5%
300,000	Clear Channel International BV, 6.625%, 8/1/25 (144A)	$ 296,856
4,168,000	Clear Channel Outdoor Holdings, Inc., 7.50%, 6/1/29 (144A)	3,084,296
1,430,000	Clear Channel Outdoor Holdings, Inc., 7.75%, 4/15/28 (144A)	1,085,077
1,080,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 4.25%, 1/15/29 (144A)	925,024
975,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 6.25%, 6/15/25 (144A)	975,841
3,591,000	Stagwell Global LLC, 5.625%, 8/15/29 (144A)	3,122,015
2,512,000	Summer BC Bidco B LLC, 5.50%, 10/31/26 (144A)	2,108,405
	Total Advertising	$11,597,514

	Aerospace & Defense — 0.8%
224,000	Bombardier, Inc., 7.50%, 3/15/25 (144A)	$ 224,016
1,176,000	Bombardier, Inc., 7.875%, 4/15/27 (144A)	1,172,543
1,100,000	Spirit AeroSystems, Inc., 9.375%, 11/30/29 (144A)	1,182,403
1,150,000	Triumph Group, Inc., 9.00%, 3/15/28 (144A)	1,165,778
	Total Aerospace & Defense	$3,744,740

The accompanying notes are an integral part of these financial statements.
Pioneer High Yield Fund | Semiannual Report | 4/30/2321

Schedule of Investments  |  4/30/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Airlines — 0.8%
640,000	Allegiant Travel Co., 7.25%, 8/15/27 (144A)	$ 632,080
601,650	American Airlines 2021-1 Class B Pass Through Trust, 3.95%, 7/11/30	530,769
955,000	American Airlines, Inc./AAdvantage Loyalty IP, Ltd., 5.50%, 4/20/26 (144A)	937,804
795,000	American Airlines, Inc./AAdvantage Loyalty IP, Ltd., 5.75%, 4/20/29 (144A)	755,477
1,000,000	Spirit Loyalty Cayman, Ltd./Spirit IP Cayman, Ltd., 8.00%, 9/20/25 (144A)	1,010,079
	Total Airlines	$3,866,209

	Apparel — 0.3%
1,310,000	Hanesbrands, Inc., 9.00%, 2/15/31 (144A)	$ 1,340,980
	Total Apparel	$1,340,980

	Auto Manufacturers — 3.1%
1,015,000	Ford Motor Co., 6.10%, 8/19/32	$ 967,986
950,000	Ford Motor Credit Co. LLC, 2.70%, 8/10/26	842,653
1,900,000	Ford Motor Credit Co. LLC, 3.625%, 6/17/31	1,566,285
3,110,000	Ford Motor Credit Co. LLC, 4.125%, 8/17/27	2,853,608
1,635,000	Ford Motor Credit Co. LLC, 4.542%, 8/1/26	1,541,689
200,000	Ford Motor Credit Co. LLC, 4.95%, 5/28/27	189,139
1,825,000	Ford Motor Credit Co. LLC, 5.113%, 5/3/29	1,700,482
1,000,000	Ford Motor Credit Co. LLC, 7.35%, 3/6/30	1,027,161
4,011,000	JB Poindexter & Co., Inc., 7.125%, 4/15/26 (144A)	3,870,575
	Total Auto Manufacturers	$14,559,578

	Auto Parts & Equipment — 2.1%
1,170,000	Adient Global Holdings, Ltd., 7.00%, 4/15/28 (144A)	$ 1,199,754
2,245,000	Adient Global Holdings, Ltd., 8.25%, 4/15/31 (144A)	2,299,574
4,898,000	Dealer Tire LLC/DT Issuer LLC, 8.00%, 2/1/28 (144A)	4,542,895
590,000	ZF North America Capital, Inc., 6.875%, 4/14/28 (144A)	606,596
885,000	ZF North America Capital, Inc., 7.125%, 4/14/30 (144A)	913,908
	Total Auto Parts & Equipment	$9,562,727

	Banks — 0.6%
250,000	Freedom Mortgage Corp., 6.625%, 1/15/27 (144A)	$ 202,500
1,896,000	Freedom Mortgage Corp., 8.125%, 11/15/24 (144A)	1,825,864
736,000	Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)	684,237
	Total Banks	$2,712,601

The accompanying notes are an integral part of these financial statements.
22Pioneer High Yield Fund | Semiannual Report | 4/30/23

Principal Amount USD ($)		Value
	Building Materials — 1.7%
2,461,000	Builders FirstSource, Inc., 4.25%, 2/1/32 (144A)	$ 2,156,280
270,000	Builders FirstSource, Inc., 5.00%, 3/1/30 (144A)	252,086
1,500,000	Builders FirstSource, Inc., 6.375%, 6/15/32 (144A)	1,492,066
3,035,000	Cornerstone Building Brands, Inc., 6.125%, 1/15/29 (144A)	2,283,837
1,625,000	Knife River Holding Co., 7.75%, 5/1/31 (144A)	1,647,263
	Total Building Materials	$7,831,532

	Chemicals — 2.3%
1,521,000	LSF11 A5 HoldCo LLC, 6.625%, 10/15/29 (144A)	$ 1,309,961
3,858,000	Mativ Holdings, Inc., 6.875%, 10/1/26 (144A)	3,515,707
944,000	Olin Corp., 5.00%, 2/1/30	881,347
1,445,000	SCIL IV LLC/SCIL USA Holdings LLC, 5.375%, 11/1/26 (144A)	1,330,336
2,880,000	Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 5.125%, 4/1/29 (144A)	1,785,600
2,505,000	Tronox, Inc., 4.625%, 3/15/29 (144A)	2,079,421
	Total Chemicals	$10,902,372

	Commercial Services — 5.9%
590,000	Allied Universal Holdco LLC/Allied Universal Finance Corp., 6.00%, 6/1/29 (144A)	$ 462,549
1,410,000	Allied Universal Holdco LLC/Allied Universal Finance Corp., 6.625%, 7/15/26 (144A)	1,359,172
1,025,000	Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 S.a.r.l., 4.625%, 6/1/28 (144A)	890,356
2,030,000	Brink's Co., 5.50%, 7/15/25 (144A)	2,009,699
2,855,000	CoreLogic, Inc., 4.50%, 5/1/28 (144A)	2,333,962
295,000	Garda World Security Corp., 4.625%, 2/15/27 (144A)	270,982
1,880,000	Garda World Security Corp., 7.75%, 2/15/28 (144A)	1,889,400
3,008,000	Garda World Security Corp., 9.50%, 11/1/27 (144A)	2,882,536
2,190,000	Neptune Bidco US, Inc., 9.29%, 4/15/29 (144A)	2,061,338
1,470,000	NESCO Holdings II, Inc., 5.50%, 4/15/29 (144A)	1,328,226
2,349,000	PECF USS Intermediate Holding III Corp., 8.00%, 11/15/29 (144A)	1,533,120
975,000	Prime Security Services Borrower LLC/Prime Finance, Inc., 5.25%, 4/15/24 (144A)	970,358
1,870,000	Prime Security Services Borrower LLC/Prime Finance, Inc., 5.75%, 4/15/26 (144A)	1,855,907
The accompanying notes are an integral part of these financial statements.
Pioneer High Yield Fund | Semiannual Report | 4/30/2323

Schedule of Investments  |  4/30/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Commercial Services — (continued)
4,165,000	Prime Security Services Borrower LLC/Prime Finance, Inc., 6.25%, 1/15/28 (144A)	$ 3,900,672
3,986,000	Sotheby's, 7.375%, 10/15/27 (144A)	3,737,005
	Total Commercial Services	$27,485,282

	Computers — 0.6%
1(e)	Diebold Nixdorf, Inc., 8.50% (8.50% PIK or 12.50% PIK or 8.50% Cash), 10/15/26 (144A)	$ 0
1,435,000	KBR, Inc., 4.75%, 9/30/28 (144A)	1,326,859
1,275,000	NCR Corp., 5.00%, 10/1/28 (144A)	1,112,019
635,000	NCR Corp., 5.25%, 10/1/30 (144A)	533,902
	Total Computers	$2,972,780

	Cosmetics/Personal Care — 0.4%
1,980,000	Edgewell Personal Care Co., 5.50%, 6/1/28 (144A)	$ 1,894,905
	Total Cosmetics/Personal Care	$1,894,905

	Distribution/Wholesale — 0.3%
530,000	Ritchie Bros Holdings, Inc., 6.75%, 3/15/28 (144A)	$ 548,550
785,000	Ritchie Bros Holdings, Inc., 7.75%, 3/15/31 (144A)	834,063
	Total Distribution/Wholesale	$1,382,613

	Diversified Financial Services — 4.6%
3,343,325(e)	Avation Capital SA, 8.25% (9.00% PIK or 8.25% Cash), 10/31/26 (144A)	$ 2,900,334
2,360,000	Bread Financial Holdings, Inc., 4.75%, 12/15/24 (144A)	2,083,035
3,549,639(e)	Global Aircraft Leasing Co., Ltd., 6.50% (7.25% PIK or 6.50% Cash), 9/15/24 (144A)	3,168,834
1,958,000	OneMain Finance Corp., 5.375%, 11/15/29	1,647,167
3,538,000	Provident Funding Associates LP/PFG Finance Corp., 6.375%, 6/15/25 (144A)	3,095,750
1,628,000	United Wholesale Mortgage LLC, 5.50%, 4/15/29 (144A)	1,404,150
2,885,000	United Wholesale Mortgage LLC, 5.75%, 6/15/27 (144A)	2,628,650
4,177,000	VistaJet Malta Finance Plc/XO Management Holding, Inc., 6.375%, 2/1/30 (144A)	3,613,668
1,035,000	VistaJet Malta Finance Plc/XO Management Holding, Inc., 7.875%, 5/1/27 (144A)	983,250
	Total Diversified Financial Services	$21,524,838

	Electric — 2.8%
875,000	Calpine Corp., 4.625%, 2/1/29 (144A)	$ 760,539
The accompanying notes are an integral part of these financial statements.
24Pioneer High Yield Fund | Semiannual Report | 4/30/23

Principal Amount USD ($)		Value
	Electric — (continued)
561,000	Calpine Corp., 5.25%, 6/1/26 (144A)	$ 545,557
1,640,000	Clearway Energy Operating LLC, 3.75%, 2/15/31 (144A)	1,403,116
850,000	Clearway Energy Operating LLC, 3.75%, 1/15/32 (144A)	712,959
1,437,000	Leeward Renewable Energy Operations LLC, 4.25%, 7/1/29 (144A)	1,293,434
915,000	NRG Energy, Inc., 3.375%, 2/15/29 (144A)	774,817
2,675,000	NRG Energy, Inc., 3.875%, 2/15/32 (144A)	2,159,928
97,096	NSG Holdings LLC/NSG Holdings, Inc., 7.75%, 12/15/25 (144A)	96,618
1,485,000	Talen Energy Supply LLC, 8.625%, 6/1/30 (144A)	1,485,000
1,075,000	Vistra Operations Co. LLC, 4.375%, 5/1/29 (144A)	961,112
2,852,000	Vistra Operations Co. LLC, 5.625%, 2/15/27 (144A)	2,781,549
	Total Electric	$12,974,629

	Electrical Components & Equipments — 1.1%
1,800,000	Energizer Holdings, Inc., 4.75%, 6/15/28 (144A)	$ 1,618,725
2,109,000	Energizer Holdings, Inc., 6.50%, 12/31/27 (144A)	2,057,301
1,390,000	WESCO Distribution, Inc., 7.125%, 6/15/25 (144A)	1,413,494
	Total Electrical Components & Equipments	$5,089,520

	Electronics — 0.9%
2,034,000	Atkore, Inc., 4.25%, 6/1/31 (144A)	$ 1,790,824
1,665,000	Coherent Corp., 5.00%, 12/15/29 (144A)	1,498,716
795,000	Sensata Technologies, Inc., 3.75%, 2/15/31 (144A)	690,650
	Total Electronics	$3,980,190

	Engineering & Construction — 1.0%
4,121,546	Artera Services LLC, 9.033%, 12/4/25 (144A)	$ 3,539,851
1,450,000	TopBuild Corp., 4.125%, 2/15/32 (144A)	1,246,015
	Total Engineering & Construction	$4,785,866

	Entertainment — 2.2%
1,230,000	Allwyn Entertainment Financing UK Plc, 7.875%, 4/30/29 (144A)	$ 1,239,348
3,110,000	Mohegan Tribal Gaming Authority, 8.00%, 2/1/26 (144A)	2,783,450
1,115,000	Scientific Games Holdings LP/Scientific Games US FinCo, Inc., 6.625%, 3/1/30 (144A)	989,261
The accompanying notes are an integral part of these financial statements.
Pioneer High Yield Fund | Semiannual Report | 4/30/2325

Schedule of Investments  |  4/30/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Entertainment — (continued)
2,508,000	Scientific Games International, Inc., 7.25%, 11/15/29 (144A)	$ 2,508,000
3,230,000	SeaWorld Parks & Entertainment, Inc., 5.25%, 8/15/29 (144A)	2,907,097
	Total Entertainment	$10,427,156

	Environmental Control — 1.1%
875,000	GFL Environmental, Inc., 4.00%, 8/1/28 (144A)	$ 798,596
3,176,000	GFL Environmental, Inc., 4.375%, 8/15/29 (144A)	2,874,408
1,337,000	Tervita Corp., 11.00%, 12/1/25 (144A)	1,424,993
	Total Environmental Control	$5,097,997

	Food — 2.0%
3,250,000	Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 6.50%, 2/15/28 (144A)	$ 3,290,625
3,595,000	FAGE International SA/FAGE USA Dairy Industry, Inc., 5.625%, 8/15/26 (144A)	3,356,831
885,000	US Foods, Inc., 4.625%, 6/1/30 (144A)	809,345
1,835,000	US Foods, Inc., 4.75%, 2/15/29 (144A)	1,706,885
	Total Food	$9,163,686

	Forest Products & Paper — 0.5%
2,772,000	Mercer International, Inc., 5.125%, 2/1/29	$ 2,314,804
	Total Forest Products & Paper	$2,314,804

	Healthcare-Products — 0.6%
2,330,000	Medline Borrower LP, 3.875%, 4/1/29 (144A)	$ 2,038,641
1,020,000	Medline Borrower LP, 5.25%, 10/1/29 (144A)	882,262
	Total Healthcare-Products	$2,920,903

	Healthcare-Services — 1.8%
1,060,000	LifePoint Health, Inc., 5.375%, 1/15/29 (144A)	$ 664,467
1,960,000	Prime Healthcare Services, Inc., 7.25%, 11/1/25 (144A)	1,769,400
2,044,000	Surgery Center Holdings, Inc., 10.00%, 4/15/27 (144A)	2,095,086
1,070,000	Tenet Healthcare Corp., 6.125%, 6/15/30 (144A)	1,058,350
2,480,000	US Acute Care Solutions LLC, 6.375%, 3/1/26 (144A)	2,213,399
2,287,000	US Renal Care, Inc., 10.625%, 7/15/27 (144A)	405,943
	Total Healthcare-Services	$8,206,645

	Home Builders — 1.4%
3,790,000	Beazer Homes USA, Inc., 6.75%, 3/15/25	$ 3,757,785
The accompanying notes are an integral part of these financial statements.
26Pioneer High Yield Fund | Semiannual Report | 4/30/23

Principal Amount USD ($)		Value
	Home Builders — (continued)
1,525,000	KB Home, 4.00%, 6/15/31	$ 1,319,461
1,865,000	M/I Homes, Inc., 3.95%, 2/15/30	1,650,469
	Total Home Builders	$6,727,715

	Household Products/Wares — 0.8%
4,350,000	Spectrum Brands, Inc., 3.875%, 3/15/31 (144A)	$ 3,567,000
	Total Household Products/Wares	$3,567,000

	Internet — 0.6%
2,715,000	Cogent Communications Group, Inc., 7.00%, 6/15/27 (144A)	$ 2,687,940
	Total Internet	$2,687,940

	Iron & Steel — 1.5%
1,474,000	Carpenter Technology Corp., 6.375%, 7/15/28	$ 1,461,103
2,715,000	Carpenter Technology Corp., 7.625%, 3/15/30	2,776,919
370,000	Mineral Resources, Ltd., 8.00%, 11/1/27 (144A)	376,802
2,985,000	TMS International Corp., 6.25%, 4/15/29 (144A)	2,306,743
	Total Iron & Steel	$6,921,567

	Leisure Time — 2.8%
500,000	Carnival Corp., 10.50%, 2/1/26 (144A)	$ 521,962
475,000	Carnival Holdings Bermuda, Ltd., 10.375%, 5/1/28 (144A)	510,665
2,130,000	NCL Corp., Ltd., 5.875%, 3/15/26 (144A)	1,834,713
3,105,000	NCL Corp., Ltd., 7.75%, 2/15/29 (144A)	2,629,129
585,000	NCL Finance, Ltd., 6.125%, 3/15/28 (144A)	472,388
855,000	Royal Caribbean Cruises, Ltd., 5.50%, 4/1/28 (144A)	753,935
280,000	Royal Caribbean Cruises, Ltd., 7.25%, 1/15/30 (144A)	280,787
2,080,000	Royal Caribbean Cruises, Ltd., 11.625%, 8/15/27 (144A)	2,212,672
2,978,000	Viking Cruises, Ltd., 5.875%, 9/15/27 (144A)	2,554,916
1,165,000	Viking Ocean Cruises Ship VII, Ltd., 5.625%, 2/15/29 (144A)	984,633
	Total Leisure Time	$12,755,800

	Lodging — 1.0%
2,084,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc, 5.00%, 6/1/29 (144A)	$ 1,886,167
2,556,000	Travel + Leisure Co., 6.625%, 7/31/26 (144A)	2,550,837
	Total Lodging	$4,437,004

The accompanying notes are an integral part of these financial statements.
Pioneer High Yield Fund | Semiannual Report | 4/30/2327

Schedule of Investments  |  4/30/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Media — 4.0%
3,103,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.50%, 6/1/33 (144A)	$ 2,470,028
2,290,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.00%, 2/1/28 (144A)	2,117,317
2,869,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 5/1/27 (144A)	2,707,101
620,000	CCO Holdings LLC/CCO Holdings Capital Corp., 7.375%, 3/1/31 (144A)	607,574
1,336,000	Cengage Learning, Inc., 9.50%, 6/15/24 (144A)	1,336,000
200,000	CSC Holdings LLC, 5.00%, 11/15/31 (144A)	95,992
2,000,000	CSC Holdings LLC, 5.375%, 2/1/28 (144A)	1,640,395
3,688,000	CSC Holdings LLC, 7.50%, 4/1/28 (144A)	2,304,209
950,000	Gray Television, Inc., 7.00%, 5/15/27 (144A)	769,225
3,331,000	McGraw-Hill Education, Inc., 8.00%, 8/1/29 (144A)	2,864,660
85,000	Univision Communications, Inc., 7.375%, 6/30/30 (144A)	81,560
1,695,000	VZ Secured Financing BV, 5.00%, 1/15/32 (144A)	1,414,509
	Total Media	$18,408,570

	Metal Fabricate/Hardware — 0.2%
1,230,000	Park-Ohio Industries, Inc., 6.625%, 4/15/27	$ 977,850
	Total Metal Fabricate/Hardware	$977,850

	Mining — 2.3%
1,856,000	Coeur Mining, Inc., 5.125%, 2/15/29 (144A)	$ 1,530,643
1,109,000	Constellium SE, 3.75%, 4/15/29 (144A)	954,533
3,320,000	Eldorado Gold Corp., 6.25%, 9/1/29 (144A)	3,087,600
625,000	First Quantum Minerals, Ltd., 6.875%, 3/1/26 (144A)	613,638
1,680,000	First Quantum Minerals, Ltd., 6.875%, 10/15/27 (144A)	1,631,027
2,503,000	IAMGOLD Corp., 5.75%, 10/15/28 (144A)	1,977,420
900,000	Novelis Corp., 3.875%, 8/15/31 (144A)	753,660
	Total Mining	$10,548,521

	Oil & Gas — 10.2%
2,066,000	Aethon United BR LP/Aethon United Finance Corp., 8.25%, 2/15/26 (144A)	$ 2,006,223
2,767,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp., 5.875%, 6/30/29 (144A)	2,485,144
3,545,000	Baytex Energy Corp., 8.75%, 4/1/27 (144A)	3,646,834
4,307,000	Energean Plc, 6.50%, 4/30/27 (144A)	3,899,558
2,740,000	Harbour Energy Plc, 5.50%, 10/15/26 (144A)	2,509,648
850,000	Hilcorp Energy I LP/Hilcorp Finance Co., 6.00%, 4/15/30 (144A)	792,185
The accompanying notes are an integral part of these financial statements.
28Pioneer High Yield Fund | Semiannual Report | 4/30/23

Principal Amount USD ($)		Value
	Oil & Gas — (continued)
850,000	Hilcorp Energy I LP/Hilcorp Finance Co., 6.25%, 4/15/32 (144A)	$ 794,647
2,558,000	International Petroleum Corp., 7.25%, 2/1/27 (144A)	2,410,567
1,365,000	Kosmos Energy, Ltd., 7.75%, 5/1/27 (144A)	1,179,607
1,990,000	Matador Resources Co., 6.875%, 4/15/28 (144A)	2,002,478
470,000	Nabors Industries, Inc., 7.375%, 5/15/27 (144A)	455,900
2,359,000	Neptune Energy Bondco Plc, 6.625%, 5/15/25 (144A)	2,325,420
585,000	Noble Finance II LLC, 8.00%, 4/15/30 (144A)	599,052
3,320,000	Occidental Petroleum Corp., 4.40%, 4/15/46	2,673,909
2,790,000	Parkland Corp., 4.625%, 5/1/30 (144A)	2,427,519
608,000	Precision Drilling Corp., 6.875%, 1/15/29 (144A)	557,840
1,628,000	Shelf Drilling Holdings, Ltd., 8.25%, 2/15/25 (144A)	1,481,480
1,635,000	Shelf Drilling Holdings, Ltd., 8.875%, 11/15/24 (144A)	1,635,000
2,988,000	Southwestern Energy Co., 5.375%, 3/15/30	2,780,754
3,573,000	Strathcona Resources, Ltd., 6.875%, 8/1/26 (144A)	3,021,566
1,885,000	Sunoco LP/Sunoco Finance Corp., 4.50%, 4/30/30	1,682,304
1,310,000	Transocean, Inc., 8.75%, 2/15/30 (144A)	1,321,777
430,000	Transocean Titan Financing, Ltd., 8.375%, 2/1/28 (144A)	438,269
2,240,000	Tullow Oil Plc, 10.25%, 5/15/26 (144A)	1,749,440
2,435,000	Valaris, Ltd., 8.375%, 4/30/30 (144A)	2,436,047
	Total Oil & Gas	$47,313,168

	Oil & Gas Services — 0.5%
2,115,000	Enerflex, Ltd., 9.00%, 10/15/27 (144A)	$ 2,107,386
	Total Oil & Gas Services	$2,107,386

	Packaging & Containers — 1.5%
1,768,000	Clearwater Paper Corp., 4.75%, 8/15/28 (144A)	$ 1,585,540
3,835,000	OI European Group BV, 4.75%, 2/15/30 (144A)	3,520,913
1,810,000	Sealed Air Corp., 5.00%, 4/15/29 (144A)	1,734,831
	Total Packaging & Containers	$6,841,284

	Pharmaceuticals — 2.9%
2,906,000	AdaptHealth LLC, 5.125%, 3/1/30 (144A)	$ 2,404,715
3,300,000	Owens & Minor, Inc., 6.625%, 4/1/30 (144A)	2,871,000
4,600,000	P&L Development LLC/PLD Finance Corp., 7.75%, 11/15/25 (144A)	3,680,000
1,746,000	Par Pharmaceutical, Inc., 7.50%, 4/1/27 (144A)	1,237,137
553,000	Teva Pharmaceutical Finance Netherlands III BV, 2.80%, 7/21/23	548,588
778,000	Teva Pharmaceutical Finance Netherlands III BV, 4.75%, 5/9/27	728,625
The accompanying notes are an integral part of these financial statements.
Pioneer High Yield Fund | Semiannual Report | 4/30/2329

Schedule of Investments  |  4/30/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Pharmaceuticals — (continued)
778,000	Teva Pharmaceutical Finance Netherlands III BV, 5.125%, 5/9/29	$ 721,693
1,025,000	Teva Pharmaceutical Finance Netherlands III BV, 7.875%, 9/15/29	1,073,339
	Total Pharmaceuticals	$13,265,097

	Pipelines — 4.5%
3,340,000	CQP Holdco LP/BIP-V Chinook Holdco LLC, 5.50%, 6/15/31 (144A)	$ 3,108,536
2,195,000	Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 7.375%, 2/1/31 (144A)	2,195,000
2,606,000	Delek Logistics Partners LP/Delek Logistics Finance Corp., 6.75%, 5/15/25	2,553,880
1,215,000	Delek Logistics Partners LP/Delek Logistics Finance Corp., 7.125%, 6/1/28 (144A)	1,106,664
3,520,000(f)(g)	Energy Transfer LP, 7.125% (5 Year CMT Index + 531 bps)	2,965,600
68,000	EnLink Midstream LLC, 5.375%, 6/1/29	65,644
1,375,000	EnLink Midstream LLC, 6.50%, 9/1/30 (144A)	1,388,984
547,000	EnLink Midstream Partners LP, 4.15%, 6/1/25	528,915
685,000	EnLink Midstream Partners LP, 5.05%, 4/1/45	543,602
1,313,000	EnLink Midstream Partners LP, 5.60%, 4/1/44	1,091,197
1,295,000	Genesis Energy LP/Genesis Energy Finance Corp., 8.00%, 1/15/27	1,292,305
4,126,000	Harvest Midstream I LP, 7.50%, 9/1/28 (144A)	4,037,086
	Total Pipelines	$20,877,413

	Real Estate — 0.4%
2,470,000	Kennedy-Wilson, Inc., 4.75%, 2/1/30	$ 1,911,953
	Total Real Estate	$1,911,953

	REITs — 2.2%
4,478,000	HAT Holdings I LLC/HAT Holdings II LLC , 3.375%, 6/15/26 (144A)	$ 3,974,705
3,500,000	MPT Operating Partnership LP/MPT Finance Corp., 3.50%, 3/15/31	2,392,364
2,890,000	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC, 6.00%, 1/15/30 (144A)	1,704,840
2,090,000	Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 6.50%, 2/15/29 (144A)	1,261,698
785,000	Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 10.50%, 2/15/28 (144A)	751,164
	Total REITs	$10,084,771

The accompanying notes are an integral part of these financial statements.
30Pioneer High Yield Fund | Semiannual Report | 4/30/23

Principal Amount USD ($)		Value
	Retail — 3.5%
1,708,000	Abercrombie & Fitch Management Co., 8.75%, 7/15/25 (144A)	$ 1,733,569
4,370,000	Asbury Automotive Group, Inc., 4.625%, 11/15/29 (144A)	3,889,349
1,792,000	Bath & Body Works, Inc., 6.625%, 10/1/30 (144A)	1,720,256
1,845,000	Beacon Roofing Supply, Inc., 4.125%, 5/15/29 (144A)	1,614,018
845,000	Gap, Inc., 3.625%, 10/1/29 (144A)	598,305
465,000	Gap, Inc., 3.875%, 10/1/31 (144A)	324,842
275,000	GYP Holdings III Corp., 4.625%, 5/1/29 (144A)	242,688
2,101,000	Ken Garff Automotive LLC, 4.875%, 9/15/28 (144A)	1,834,961
3,775,000	LCM Investments Holdings II LLC, 4.875%, 5/1/29 (144A)	3,218,200
995,000	Macy's Retail Holdings LLC, 5.875%, 4/1/29 (144A)	911,450
	Total Retail	$16,087,638

	Software — 0.2%
1,431,000	AthenaHealth Group, Inc., 6.50%, 2/15/30 (144A)	$ 1,175,335
	Total Software	$1,175,335

	Telecommunications — 3.2%
4,507,000	Altice France Holding SA, 6.00%, 2/15/28 (144A)	$ 2,775,279
465,000	Altice France SA, 5.125%, 1/15/29 (144A)	343,648
2,180,000	Altice France SA, 5.125%, 7/15/29 (144A)	1,611,774
1,510,000	CommScope Technologies LLC, 5.00%, 3/15/27 (144A)	1,043,198
2,210,000	CommScope, Inc., 4.75%, 9/1/29 (144A)	1,784,677
1,081,000	CommScope, Inc., 8.25%, 3/1/27 (144A)	835,739
40,000	Level 3 Financing, Inc., 3.75%, 7/15/29 (144A)	22,511
3,168,000	Level 3 Financing, Inc., 4.625%, 9/15/27 (144A)	1,956,650
1,798,000	Level 3 Financing, Inc., 10.50%, 5/15/30 (144A)	1,721,231
800,000	Lumen Technologies, Inc., 4.00%, 2/15/27 (144A)	534,240
2,685,000	Windstream Escrow LLC/Windstream Escrow Finance Corp., 7.75%, 8/15/28 (144A)	2,211,444
	Total Telecommunications	$14,840,391

	Transportation — 2.5%
2,891,000	Carriage Purchaser, Inc., 7.875%, 10/15/29 (144A)	$ 2,122,828
2,009,000	Danaos Corp., 8.50%, 3/1/28 (144A)	1,988,393
2,510,000	Rand Parent LLC, 8.50%, 2/15/30 (144A)	2,273,969
2,600,000	Seaspan Corp., 6.50%, 4/29/26 (144A)	2,606,500
The accompanying notes are an integral part of these financial statements.
Pioneer High Yield Fund | Semiannual Report | 4/30/2331

Schedule of Investments  |  4/30/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Transportation — (continued)
3,590,000	Western Global Airlines LLC, 10.375%, 8/15/25 (144A)	$ 466,700
1,900,000	XPO Escrow Sub LLC, 7.50%, 11/15/27 (144A)	1,947,471
	Total Transportation	$11,405,861

	Trucking & Leasing — 0.3%
1,205,000	Fortress Transportation and Infrastructure Investors LLC, 9.75%, 8/1/27 (144A)	$ 1,254,929
	Total Trucking & Leasing	$1,254,929

	Total Corporate Bonds (Cost $447,232,576)	$ 400,537,260

Shares
	Convertible Preferred Stock — 0.2% of Net Assets
	Banks — 0.2%
734(b)(f)	Wells Fargo & Co., 7.50%	$ 857,334
	Total Banks	$857,334

	Total Convertible Preferred Stock (Cost $831,255)	$857,334

	Rights/Warrants — 0.0%† of Net Assets
	Aerospace & Defense — 0.0%†
GBP 56,875(b)(h)	Avation Plc, 1/1/59	$ 43,244
	Total Aerospace & Defense	$43,244

	Health Care Providers & Services — 0.0%†
2,136(b)(i) +	Option Care Health, Inc., 6/20/25	$ 5,895
2,136(b)(j) +	Option Care Health, Inc., 6/30/25	7,626
	Total Health Care Providers & Services	$13,521

	Metals & Mining — 0.0%†
4,728,525(k)	ANR, Inc., 3/31/23	$ —
	Total Metals & Mining	$—

	Total Rights/Warrants (Cost $—)	$56,765

The accompanying notes are an integral part of these financial statements.
32Pioneer High Yield Fund | Semiannual Report | 4/30/23

Principal Amount USD ($)		Value
Insurance-Linked Securities — 0.1% of Net Assets#
Event Linked Bonds — 0.0%†
Multiperil – U.S. — 0.0%†
450,000(a)	Caelus Re V, 5.13%, (3 Month U.S. Treasury Bill + 10 bps), 6/9/25 (144A)	$ 45
	Total Event Linked Bonds	$ 45

Face Amount USD ($)
	Collateralized Reinsurance — 0.0%†
	Multiperil – Worldwide — 0.0%†
1,000,000(b)(l) +	Cypress Re 2017, 1/31/24	$ 100
555,123(b)(l) +	Dartmouth Re 2018, 1/31/24	99,269
39,000(b)(c)(l) +	Limestone Re 2019-2, 10/1/23 (144A)	1,303
		$ 100,672

	Windstorm – Florida — 0.0%†
400,000(b)(l) +	Formby Re 2018, 2/29/24	$ 12,809
750,000(b)(l) +	Portrush Re 2017, 6/15/23	159,525
		$ 172,334

	Total Collateralized Reinsurance	$273,006

	Reinsurance Sidecars — 0.1%
	Multiperil – U.S. — 0.0%†
1,400,000(b)(m) +	Harambee Re 2018, 12/31/24	$ —
973,488(b)(m) +	Harambee Re 2019, 12/31/24	1,558
		$ 1,558

	Multiperil – Worldwide — 0.1%
8,504(m) +	Alturas Re 2019-2, 3/10/24	$ 2,893
400,000(l) +	Bantry Re 2019, 12/31/24	6,807
1,067,182(b)(l) +	Berwick Re 2019-1, 12/31/24	170,216
411,569(b)(m) +	Lorenz Re 2019, 6/30/23	4,486
900,000(l) +	Merion Re 2018-2, 12/31/24	68,300
367,657(b)(l) +	Pangaea Re 2019-3, 7/1/23	13,225
600,000(m) +	Thopas Re 2019, 12/31/24	1,980
450,000(b)(l) +	Versutus Re 2018, 12/31/24	2,520
397,146(b)(l) +	Versutus Re 2019-A, 12/31/24	1,589
52,853(b)(l) +	Versutus Re 2019-B, 12/31/24	211
300,000(b)(m) +	Viribus Re 2018, 12/31/24	—
127,384(b)(m) +	Viribus Re 2019, 12/31/24	904
The accompanying notes are an integral part of these financial statements.
Pioneer High Yield Fund | Semiannual Report | 4/30/2333

Schedule of Investments  |  4/30/23
(unaudited) (continued)
Face Amount USD ($)		Value
	Multiperil – Worldwide — (continued)
405,831(b)(l) +	Woburn Re 2018, 12/31/24	$ 8,959
419,863(b)(l) +	Woburn Re 2019, 12/31/24	72,670
		$ 354,760

	Total Reinsurance Sidecars	$356,318

	Total Insurance-Linked Securities (Cost $1,679,728)	$629,369

Shares
	SHORT TERM INVESTMENTS — 3.6% of Net Assets
	Open-End Fund — 3.6%
16,651,478(n)	Dreyfus Government Cash Management, Institutional Shares, 4.76%	$ 16,651,478
		$ 16,651,478

	TOTAL SHORT TERM INVESTMENTS (Cost $16,651,478)	$16,651,478

	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 97.7% (Cost $503,261,495)	$452,579,589
	OTHER ASSETS AND LIABILITIES — 2.3%	$ 10,609,344
	net assets — 100.0%	$463,188,933

bps	Basis Points.
CMT	Constant Maturity Treasury Index.
LIBOR	London Interbank Offered Rate.
REIT	Real Estate Investment Trust.
SOFR	Secured Overnight Financing Rate.
(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2023, the value of these securities amounted to $350,610,525, or 75.7% of net assets.
(a)	Floating rate note. Coupon rate, reference index and spread shown at April 30, 2023.
(b)	Non-income producing security.
(c)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(d)	Security is in default.
The accompanying notes are an integral part of these financial statements.
34Pioneer High Yield Fund | Semiannual Report | 4/30/23

(e)	Payment-in-kind (PIK) security which may pay interest in the form of additional principal amount.
(f)	Security is perpetual in nature and has no stated maturity date.
(g)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at April 30, 2023.
(h)	Avation Plc, 1/1/59 warrants are exercisable into 56,875 shares.
(i)	Option Care Health, Inc., 6/20/25 warrants are exercisable into 2,136 shares.
(j)	Option Care Health, Inc., 6/30/25 warrants are exercisable into 2,136 shares.
(k)	ANR, Inc., 3/31/23 warrants are exercisable into 4,728,525 shares.
(l)	Issued as participation notes.
(m)	Issued as preference shares.
(n)	Rate periodically changes. Rate disclosed is the 7-day yield at April 30, 2023.
*	Senior secured ﬂoating rate loan interests in which the Fund invests generally pay interest at rates that are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR or SOFR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certiﬁcate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at April 30, 2023.
+	Security is valued using significant unobservable inputs (Level 3).
†	Amount rounds to less than 0.1%.
#	Securities are restricted as to resale.
Restricted Securities	Acquisition date	Cost	Value
Alturas Re 2019-2	12/19/2018	$ 7,437	$ 2,893
Bantry Re 2019	2/1/2019	—	6,807
Berwick Re 2019-1	12/31/2018	127,519	170,216
Caelus Re V	5/4/2018	450,000	45
Cypress Re 2017	1/24/2017	3,361	100
Dartmouth Re 2018	1/18/2018	207,702	99,269
Formby Re 2018	7/9/2018	1,243	12,809
Harambee Re 2018	12/19/2017	29,723	—
Harambee Re 2019	4/24/2019	—	1,558
Limestone Re 2019-2	6/20/2018	287	1,303
Lorenz Re 2019	7/10/2019	78,877	4,486
Merion Re 2018-2	12/28/2017	—	68,300
Pangaea Re 2019-3	7/25/2019	11,030	13,225
Portrush Re 2017	6/12/2017	575,239	159,525
Thopas Re 2019	12/21/2018	—	1,980
Versutus Re 2018	1/31/2018	—	2,520
Versutus Re 2019-A	1/28/2019	—	1,589
Versutus Re 2019-B	12/24/2018	—	211
Viribus Re 2018	12/22/2017	6,335	—
Viribus Re 2019	3/25/2019	—	904
The accompanying notes are an integral part of these financial statements.
Pioneer High Yield Fund | Semiannual Report | 4/30/2335

Schedule of Investments  |  4/30/23
(unaudited) (continued)
Restricted Securities	Acquisition date	Cost	Value
Woburn Re 2018	3/20/2018	$122,806	$ 8,959
Woburn Re 2019	1/30/2019	58,169	72,670
Total Restricted Securities			$629,369
% of Net assets			0.1%
SWAP CONTRACTS
CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS – BUY PROTECTION
Notional Amount ($)(1)	Reference Obligation/Index	Pay/ Receive(2)	Annual Fixed Rate	Expiration Date	Premiums (Received)	Unrealized Appreciation (Depreciation)	Market Value
48,150,000	Markit CDX North America High Yield Series 40	Pay	5.00%	6/20/28	$(671,441)	$(276,418)	$(947,859)
TOTAL CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS – BUY PROTECTION					$ (671,441)	$ (276,418)	$ (947,859)
CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS – SELL PROTECTION
Notional Amount ($)(1)	Reference Obligation/Index	Pay/ Receive(3)	Annual Fixed Rate	Expiration Date	Premiums (Received)	Unrealized Appreciation (Depreciation)	Market Value
1,601,600	Markit CDX North America High Yield Series 33	Receive	5.00%	12/20/24	$ (2,003)	$ 56,035	$ 54,032
TOTAL CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS – SELL PROTECTION					$ (2,003)	$ 56,035	$ 54,032
TOTAL SWAP CONTRACTS					$(673,444)	$(220,383)	$(893,827)

(1)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.
(2)	Pays quarterly.
(3)	Receives quarterly.
Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.
GBP	— Great British Pound
Purchases and sales of securities (excluding short-term investments) for the six months ended April 30, 2023, aggregated $79,050,523 and $101,357,293, respectively.
The accompanying notes are an integral part of these financial statements.
36Pioneer High Yield Fund | Semiannual Report | 4/30/23

At April 30, 2023, the net unrealized depreciation on investments based on cost for federal tax purposes of $501,106,737 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$ 4,273,113
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(53,694,088)
Net unrealized depreciation	$(49,420,975)
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser's own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of April 30, 2023, in valuing the Fund's investments:
	Level 1	Level 2	Level 3	Total
Senior Secured Floating Rate Loan Interests	$ —	$ 13,502,429	$ —	$ 13,502,429
Common Stocks
Oil, Gas & Consumable Fuels	159	1,045,059	—	1,045,218
Passenger Airlines	—	—	1,007,203	1,007,203
Collateralized Mortgage Obligations	—	105,782	—	105,782
Commercial Mortgage-Backed Security	—	824,426	—	824,426
Convertible Corporate Bonds	—	17,362,325	—	17,362,325
Corporate Bonds	—	400,537,260	—	400,537,260
Convertible Preferred Stock	857,334	—	—	857,334
Rights/Warrants
Health Care Providers & Services	—	—	13,521	13,521
Aerospace & Defense	43,244	—	—	43,244
Insurance-Linked Securities
Multiperil – U.S.	—	45	—	45
Collateralized Reinsurance
Multiperil – Worldwide	—	—	100,672	100,672
Windstorm – Florida	—	—	172,334	172,334
Reinsurance Sidecars
Multiperil – U.S.	—	—	1,558	1,558
The accompanying notes are an integral part of these financial statements.
Pioneer High Yield Fund | Semiannual Report | 4/30/2337

Schedule of Investments  |  4/30/23
(unaudited) (continued)
	Level 1	Level 2	Level 3	Total
Multiperil – Worldwide	$ —	$ —	$ 354,760	$ 354,760
Open-End Fund	16,651,478	—	—	16,651,478
Total Investments in Securities	$ 17,552,215	$ 433,377,326	$ 1,650,048	$ 452,579,589
Other Financial Instruments
Swap contracts, at value	$ —	$ (893,827)	$ —	$ (893,827)
Total Other Financial Instruments	$ —	$ (893,827)	$ —	$ (893,827)
During the period ended April 30, 2023, there were no significant transfers in or out of Level 3.
The accompanying notes are an integral part of these financial statements.
38Pioneer High Yield Fund | Semiannual Report | 4/30/23

Statement of Assets and Liabilities  |  4/30/23 (unaudited)
ASSETS:
Investments in unaffiliated issuers, at value (cost $503,261,495)	$ 452,579,589
Cash	219,378
Swaps collateral	3,655,975
Receivables —
Investment securities sold	3,027,468
Fund shares sold	519,022
Interest	7,227,179
Other assets	54,288
Total assets	$ 467,282,899
LIABILITIES:
Payables —
Investment securities purchased	$ 1,485,000
Fund shares repurchased	905,127
Distributions	314,843
Trustees' fees	2,137
Transfer agent fees	191,088
Variation margin for centrally cleared swap contracts	105,823
Due to Adviser	21,167
Swap contracts, at value (net premiums received $673,444)	893,827
Management fees	44,347
Administrative expenses	14,448
Distribution fees	12,031
Accrued expenses	104,128
Total liabilities	$ 4,093,966
NET ASSETS:
Paid-in capital	$ 568,854,011
Distributable earnings (loss)	(105,665,078)
Net assets	$ 463,188,933
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $306,422,980/36,954,353 shares)	$ 8.29
Class C (based on $7,481,646/882,027 shares)	$ 8.48
Class R (based on $7,509,219/799,189 shares)	$ 9.40
Class Y (based on $141,775,088/17,075,898 shares)	$ 8.30
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $8.29 net asset value per share/100%-4.50% maximum sales charge)	$ 8.68
The accompanying notes are an integral part of these financial statements.
Pioneer High Yield Fund | Semiannual Report | 4/30/23 39

Statement of Operations (unaudited)
FOR THE SIX MONTHS ENDED 4/30/23
INVESTMENT INCOME:
Interest from unaffiliated issuers	$ 16,748,885
Dividends from unaffiliated issuers	405,478
Total Investment Income		$ 17,154,363
EXPENSES:
Management fees	$ 1,682,875
Administrative expenses	89,260
Transfer agent fees
Class A	154,064
Class C	5,310
Class R	8,573
Class Y	64,326
Distribution fees
Class A	388,700
Class C	39,448
Class R	20,018
Shareowner communications expense	33,749
Custodian fees	2,546
Registration fees	33,458
Professional fees	113,039
Printing expense	14,755
Officers' and Trustees' fees	15,051
Insurance expense	2,600
Miscellaneous	57,243
Total expenses		$ 2,725,015
Less fees waived and expenses reimbursed by the Adviser		(218,017)
Net expenses		$ 2,506,998
Net investment income		$ 14,647,365
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(12,334,477)
Swap contracts	(3,302,571)	$(15,637,048)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$ 19,383,431
Swap contracts	1,631,318	$ 21,014,749
Net realized and unrealized gain (loss) on investments		$ 5,377,701
Net increase in net assets resulting from operations		$ 20,025,066
The accompanying notes are an integral part of these financial statements.
40Pioneer High Yield Fund | Semiannual Report | 4/30/23

Statements of Changes in Net Assets
	Six Months Ended 4/30/23 (unaudited)	Year Ended 10/31/22
FROM OPERATIONS:
Net investment income (loss)	$ 14,647,365	$ 27,422,491
Net realized gain (loss) on investments	(15,637,048)	(6,106,566)
Change in net unrealized appreciation (depreciation) on investments	21,014,749	(82,119,617)
Net increase (decrease) in net assets resulting from operations	$ 20,025,066	$ (60,803,692)
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.29 and $0.37 per share, respectively)	$ (10,751,369)	$ (15,335,093)
Class C ($0.25 and $0.30 per share, respectively)	(238,778)	(334,380)
Class R ($0.29 and $0.37 per share, respectively)	(247,896)	(354,013)
Class Y ($0.30 and $0.39 per share, respectively)	(5,587,498)	(7,069,022)
Tax return of capital
Class A ($— and $0.01 per share, respectively)	$ —	$ (321,305)
Class C ($— and $0.01 per share, respectively)	—	(7,006)
Class R ($— and $0.01 per share, respectively)	—	(7,417)
Class Y ($— and $0.01 per share, respectively)	—	(148,112)
Total distributions to shareowners	$ (16,825,541)	$ (23,576,348)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 95,041,965	$ 225,085,827
Reinvestment of distributions	15,111,183	21,187,528
Cost of shares repurchased	(134,786,822)	(318,119,203)
Net decrease in net assets resulting from Fund share transactions	$ (24,633,674)	$ (71,845,848)
Net decrease in net assets	$ (21,434,149)	$(156,225,888)
NET ASSETS:
Beginning of period	$ 484,623,082	$ 640,848,970
End of period	$ 463,188,933	$ 484,623,082
The accompanying notes are an integral part of these financial statements.
Pioneer High Yield Fund | Semiannual Report | 4/30/2341

Statements of Changes in Net Assets (continued)
	Six Months Ended 4/30/23 Shares (unaudited)	Six Months Ended 4/30/23 Amount (unaudited)	Year Ended 10/31/22 Shares	Year Ended 10/31/22 Amount
Class A
Shares sold	8,184,618	$ 67,857,257	16,942,499	$ 147,835,283
Reinvestment of distributions	1,166,845	9,635,920	1,599,360	14,106,444
Less shares repurchased	(10,960,643)	(91,073,223)	(24,184,460)	(213,495,913)
Net decrease	(1,609,180)	$(13,580,046)	(5,642,601)	$ (51,554,186)
Class C
Shares sold	28,890	$ 244,928	189,481	$ 1,752,343
Reinvestment of distributions	27,441	231,624	37,110	333,929
Less shares repurchased	(178,508)	(1,505,733)	(398,117)	(3,654,940)
Net decrease	(122,177)	$ (1,029,181)	(171,526)	$ (1,568,668)
Class R
Shares sold	223,096	$ 2,101,260	364,130	$ 3,766,802
Reinvestment of distributions	26,022	243,727	35,911	358,985
Less shares repurchased	(331,323)	(3,110,208)	(556,077)	(5,733,165)
Net decrease	(82,205)	$ (765,221)	(156,036)	$ (1,607,378)
Class Y
Shares sold	2,991,680	$ 24,838,520	7,982,521	$ 71,731,399
Reinvestment of distributions	604,931	4,999,912	723,374	6,388,170
Less shares repurchased	(4,734,449)	(39,097,658)	(10,398,490)	(95,235,185)
Net decrease	(1,137,838)	$ (9,259,226)	(1,692,595)	$ (17,115,616)
The accompanying notes are an integral part of these financial statements.
42Pioneer High Yield Fund | Semiannual Report | 4/30/23

Financial Highlights
	Six Months Ended 4/30/23 (unaudited)	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/18
Class A
Net asset value, beginning of period	$ 8.24	$ 9.64	$ 8.99	$ 9.58	$ 9.37	$ 9.80
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.25	$ 0.45	$ 0.45	$ 0.48	$ 0.47	$ 0.47
Net realized and unrealized gain (loss) on investments	0.09	(1.47)	0.63	(0.58)	0.24	(0.45)
Net increase (decrease) from investment operations	$ 0.34	$ (1.02)	$ 1.08	$ (0.10)	$ 0.71	$ 0.02
Distributions to shareowners:
Net investment income	$ (0.29)	$ (0.37)	$ (0.36)	$ (0.49)	$ (0.50)	$ (0.45)
Tax return of capital	—	(0.01)	(0.07)	—	—	—
Total distributions	$ (0.29)	$ (0.38)	$ (0.43)	$ (0.49)	$ (0.50)	$ (0.45)
Net increase (decrease) in net asset value	$ 0.05	$ (1.40)	$ 0.65	$ (0.59)	$ 0.21	$ (0.43)
Net asset value, end of period	$ 8.29	$ 8.24	$ 9.64	$ 8.99	$ 9.58	$ 9.37
Total return (b)	4.13%(c)	(10.75)%	12.13%	(0.89)%	7.82%	0.21%
Ratio of net expenses to average net assets	1.10%(d)	1.10%	1.10%	1.10%	1.19%	1.14%
Ratio of net investment income (loss) to average net assets	6.04%(d)	4.99%	4.66%	5.24%	4.97%	4.87%
Portfolio turnover rate	18%(c)	32%	80%	85%	59%	45%
Net assets, end of period (in thousands)	$306,423	$317,697	$425,933	$417,137	$512,624	$537,907
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.20%(d)	1.19%	1.20%	1.17%	1.19%	1.14%
Net investment income (loss) to average net assets	5.94%(d)	4.90%	4.56%	5.17%	4.97%	4.87%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer High Yield Fund | Semiannual Report | 4/30/2343

Financial Highlights  (continued)
	Six Months Ended 4/30/23 (unaudited)	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/18
Class C
Net asset value, beginning of period	$ 8.43	$ 9.84	$ 9.18	$ 9.79	$ 9.57	$ 10.01
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.22	$ 0.38	$ 0.37	$ 0.41	$ 0.40	$ 0.40
Net realized and unrealized gain (loss) on investments	0.08	(1.48)	0.64	(0.58)	0.25	(0.45)
Net increase (decrease) from investment operations	$ 0.30	$ (1.10)	$ 1.01	$ (0.17)	$ 0.65	$ (0.05)
Distributions to shareowners:
Net investment income	$ (0.25)	$ (0.30)	$ (0.28)	$ (0.44)	$ (0.43)	$ (0.39)
Tax return of capital	—	(0.01)	(0.07)	—	—	—
Total distributions	$ (0.25)	$ (0.31)	$ (0.35)	$ (0.44)	$ (0.43)	$ (0.39)
Net increase (decrease) in net asset value	$ 0.05	$ (1.41)	$ 0.66	$ (0.61)	$ 0.22	$ (0.44)
Net asset value, end of period	$ 8.48	$ 8.43	$ 9.84	$ 9.18	$ 9.79	$ 9.57
Total return (b)	3.64%(c)	(11.32)%	11.13%	(1.71)%	6.98%	(0.52)%
Ratio of net expenses to average net assets	2.01%(d)	1.92%	1.98%	1.87%	1.94%	1.86%
Ratio of net investment income (loss) to average net assets	5.11%(d)	4.17%	3.79%	4.48%	4.21%	4.10%
Portfolio turnover rate	18%(c)	32%	80%	85%	59%	45%
Net assets, end of period (in thousands)	$7,482	$ 8,461	$11,574	$17,019	$24,166	$37,546
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
44Pioneer High Yield Fund | Semiannual Report | 4/30/23

	Six Months Ended 4/30/23 (unaudited)	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/18
Class R
Net asset value, beginning of period	$ 9.34	$ 10.93	$ 10.20	$ 10.84	$ 10.61	$ 11.09
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.26	$ 0.45	$ 0.45	$ 0.50	$ 0.48	$ 0.49
Net realized and unrealized gain (loss) on investments	0.09	(1.66)	0.72	(0.63)	0.27	(0.50)
Net increase (decrease) from investment operations	$ 0.35	$ (1.21)	$ 1.17	$ (0.13)	$ 0.75	$ (0.01)
Distributions to shareowners:
Net investment income	$ (0.29)	$ (0.37)	$ (0.37)	$ (0.51)	$ (0.52)	$ (0.47)
Tax return of capital	—	(0.01)	(0.07)	—	—	—
Total distributions	$ (0.29)	$ (0.38)	$ (0.44)	$ (0.51)	$ (0.52)	$ (0.47)
Net increase (decrease) in net asset value	$ 0.06	$ (1.59)	$ 0.73	$ (0.64)	$ 0.23	$ (0.48)
Net asset value, end of period	$ 9.40	$ 9.34	$ 10.93	$ 10.20	$ 10.84	$ 10.61
Total return (b)	3.67%(c)	(11.20)%	11.55%	(1.08)%	7.28%	(0.14)%
Ratio of net expenses to average net assets	1.57%(d)	1.59%	1.59%	1.51%	1.63%	1.50%
Ratio of net investment income (loss) to average net assets	5.58%(d)	4.49%	4.17%	4.82%	4.51%	4.48%
Portfolio turnover rate	18%(c)	32%	80%	85%	59%	45%
Net assets, end of period (in thousands)	$7,509	$ 8,231	$11,336	$11,556	$15,332	$18,405
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer High Yield Fund | Semiannual Report | 4/30/2345

Financial Highlights  (continued)
	Six Months Ended 4/30/23 (unaudited)	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/18
Class Y
Net asset value, beginning of period	$ 8.25	$ 9.65	$ 9.00	$ 9.59	$ 9.38	$ 9.81
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.26	$ 0.47	$ 0.47	$ 0.50	$ 0.50	$ 0.50
Net realized and unrealized gain (loss) on investments	0.09	(1.47)	0.63	(0.57)	0.24	(0.45)
Net increase (decrease) from investment operations	$ 0.35	$ (1.00)	$ 1.10	$ (0.07)	$ 0.74	$ 0.05
Distributions to shareowners:
Net investment income	$ (0.30)	$ (0.39)	$ (0.38)	$ (0.52)	$ (0.53)	$ (0.48)
Tax return of capital	—	(0.01)	(0.07)	—	—	—
Total distributions	$ (0.30)	$ (0.40)	$ (0.45)	$ (0.52)	$ (0.53)	$ (0.48)
Net increase (decrease) in net asset value	$ 0.05	$ (1.40)	$ 0.65	$ (0.59)	$ 0.21	$ (0.43)
Net asset value, end of period	$ 8.30	$ 8.25	$ 9.65	$ 9.00	$ 9.59	$ 9.38
Total return (b)	4.26%(c)	(10.51)%	12.40%	(0.62)%	8.12%	0.51%
Ratio of net expenses to average net assets	0.85%(d)	0.85%	0.85%	0.85%	0.88%	0.85%
Ratio of net investment income (loss) to average net assets	6.28%(d)	5.24%	4.90%	5.50%	5.27%	5.15%
Portfolio turnover rate	18%(c)	32%	80%	85%	59%	45%
Net assets, end of period (in thousands)	$141,775	$150,232	$192,006	$176,362	$200,617	$205,543
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.92%(d)	0.91%	0.90%	0.87%	0.88%	0.85%
Net investment income (loss) to average net assets	6.21%(d)	5.18%	4.85%	5.48%	5.27%	5.15%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
46Pioneer High Yield Fund | Semiannual Report | 4/30/23

Notes to Financial Statements  |  4/30/23
(unaudited)
1. Organization and Signiﬁcant Accounting Policies
Pioneer High Yield Fund (the “Fund”) is a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversiﬁed, open-end management investment company. The investment objective of the Fund is to maximize total return through a combination of income and capital appreciation.
The Fund offers ﬁve classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Class K shares had not commenced operations as of April 30, 2023. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-speciﬁc fees and expenses, such as transfer agent and distribution fees. Differences in class-speciﬁc fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the ﬂexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related
Pioneer High Yield Fund | Semiannual Report | 4/30/2347

contract modifications that occur during the period from March 12, 2020 through December 31, 2023. Management is evaluating the impact of ASU 2020-04 on the Fund's investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.
The Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a fund to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk ("VaR"), (a "limited derivatives user"). The Fund is currently a limited derivatives user for purposes of Rule 18f-4.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the ﬁnancial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of signiﬁcant accounting policies followed by the Fund in the preparation of its ﬁnancial statements:
A.	Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent
48Pioneer High Yield Fund | Semiannual Report | 4/30/23

third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Loan interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.
Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Adviser may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value.
Pioneer High Yield Fund | Semiannual Report | 4/30/2349

Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.
Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. The Adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.
B.	Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
50Pioneer High Yield Fund | Semiannual Report | 4/30/23

Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.	Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.	Federal Income Taxes
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of April 30, 2023, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial
Pioneer High Yield Fund | Semiannual Report | 4/30/2351

statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
A portion of the dividend income recorded by the Fund is from distributions by publicly traded real estate investment trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.
The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended October 31, 2022 was as follows:
2022
Distributions paid from:
Ordinary income	$23,092,507
Tax return of capital	483,841
Total	$23,576,348
The following shows the components of distributable earnings (losses) on a federal income tax basis at October 31, 2022:
2022
Distributable earnings/(losses):
Capital loss carryforward	$ (38,241,227)
Other book/tax temporary differences	(187,652)
Net unrealized depreciation	(70,435,724)
Total	$(108,864,603)
The difference between book basis and tax basis unrealized depreciation is attributable to the tax deferral of losses on wash sales, the mark-to-market of foreign currency exchange contracts and swaps, adjustments relating to event linked bonds and swaps.
E.	Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $4,019 in underwriting commissions on the sale of Class A shares during the six months ended April 30, 2023.
52Pioneer High Yield Fund | Semiannual Report | 4/30/23

F.	Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 5). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends.
Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.
G.	Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inﬂation, changes in interest rates, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, ﬁnancial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Recently, inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Fund's investments, impair the Fund's ability to satisfy redemption requests, and negatively impact the Fund's performance.
The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and
Pioneer High Yield Fund | Semiannual Report | 4/30/2353

markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue to affect adversely the value and liquidity of the Fund's investments. Following Russia’s invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund's assets may go down.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or
54Pioneer High Yield Fund | Semiannual Report | 4/30/23

expropriation of assets, and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law, or currency exchange restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund's return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
Normally, the Fund invests at least 80% of its total assets in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.
The market prices of the Fund's fixed income securities may fluctuate significantly when interest rates change. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Pioneer High Yield Fund | Semiannual Report | 4/30/2355

For example, if interest rates increase by 1%, the value of a Fund's portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal. In recent years interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal Reserve has raised certain interest rates, and interest rates may continue to go up. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities. The maturity of a security may be significantly longer than its effective duration. A security's maturity and other features may be more relevant than its effective duration in determining the security's sensitivity to other factors affecting the issuer or markets generally, such as changes in credit quality or in the yield premium that the market may establish for certain types of securities (sometimes called "credit spread"). In general, the longer its maturity the more a security may be susceptible to these factors. When the credit spread for a fixed income security goes up, or "widens," the value of the security will generally go down.
If an issuer or guarantor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The Fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.
The Fund's investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate) or SOFR (Secured Overnight Financing Rate). ICE Benchmark Administration, the administrator of LIBOR has ceased publication of most LIBOR settings on a representative basis and is expected to cease publication of the remaining U.S. dollar LIBOR settings on a representative basis after September 30, 2024. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Markets are developing in response to these new rates, but questions around liquidity in these rates and how to appropriately adjust these rates to eliminate any economic value transfer at the time of transition remain a significant concern. The effect of any changes to - or discontinuation of - LIBOR on the Fund will vary depending on, among other things, existing fallback provisions in individual contracts and whether, how, and when industry participants develop and widely adopt new reference rates and fallbacks for both
56Pioneer High Yield Fund | Semiannual Report | 4/30/23

legacy and new products and instruments. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that rely on LIBOR. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the Fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the Fund. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could occur at any time.
The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identiﬁed. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneﬁcial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other ﬁnancial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in ﬁnancial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory ﬁnes, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
Pioneer High Yield Fund | Semiannual Report | 4/30/2357

The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
H.	Restricted Securities
Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualiﬁed institutional investors under the provisions of Rule 144A of the Securities Act of 1933.
Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difﬁcult to achieve. Restricted investments held by the Fund at April 30, 2023 are listed in the Schedule of Investments.
I.	Insurance-Linked Securities (“ILS”)
The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as deﬁned within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a speciﬁc size or magnitude that occur in a designated geographic region during a speciﬁed time period, and/or that involve losses or other metrics that exceed a speciﬁc amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry signiﬁcant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude speciﬁed by the instrument. In addition to the speciﬁed trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to speciﬁc risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but
58Pioneer High Yield Fund | Semiannual Report | 4/30/23

there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.
Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.
J.	Credit Default Swap Contracts
A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.
As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.
As a buyer of protection, the Fund makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Periodic payments
Pioneer High Yield Fund | Semiannual Report | 4/30/2359

received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations.
Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.
Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty.
Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as "Variation margin for centrally cleared swap contracts" on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for swaps" or "Due to broker for swaps" on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at April 30, 2023 is recorded as "Swaps collateral" on the Statement of Assets and Liabilities.
The Fund may invest in credit default swap index products ("CDX"). A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed
60Pioneer High Yield Fund | Semiannual Report | 4/30/23

securities) in a more efficient manner than transacting in a single-name credit default swap. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. A fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Fund could be exposed to liquidity risk, counterparty risk, credit risk of the issuers of the underlying loan obligations and of the CDX markets, and operational risks. If there is a default by the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.
The average notional values of credit default swap contracts buy protection and credit default swap contracts sell protection open during the six months ended April 30, 2023 were $48,156,667 and $1,601,600, respectively. Open credit default swap contracts at April 30, 2023 are listed in the Schedule of Investments.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.70% of the Fund’s average daily net assets up to $500 million, 0.65% of the next $500 million of the Fund’s average daily net assets, 0.60% of the next $4 billion of the Fund’s average daily net assets, 0.55% of the next $1 billion, 0.50% of the next $1 billion of the Fund’s average daily net assets, 0.45% of the next $1 billion of the Fund’s average daily net assets, 0.40% of the next $1 billion of the Fund’s average daily net assets, 0.35% of the next $1 billion of the Fund's average daily net assets, and 0.30% of the Fund’s average daily net assets over $10 billion. For the six months ended April 30, 2023, the effective management fee (excluding waivers and/or assumptions of expenses) was equivalent to 0.70% (annualized) of the Fund’s average daily net assets.
The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, such as litigation) of the Fund to the extent
Pioneer High Yield Fund | Semiannual Report | 4/30/2361

required to reduce Fund expenses to 1.10% and 0.85% of the average daily net assets attributable to Class A and Class Y shares, respectively. These expense limitations are in effect through March 1, 2024. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the six months ended April 30, 2023 are reflected on the Statement of Operations.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements.
3. Compensation of Officers and Trustees
The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. Except for the chief compliance officer, the Fund does not pay any salary or other compensation to its officers. The Fund pays a portion of the chief compliance officer's compensation for his services as the Fund's chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer's compensation. For the six months ended April 30, 2023, the Fund paid $15,051 in Officers' and Trustees' compensation, which is reflected on the Statement of Operations as Officers' and Trustees' fees. At April 30, 2023, on its Statement of Assets and Liabilities, the Fund had a payable for Trustees' fees of $2,137 and a payable for administrative expenses of $14,448, which includes the payable for Officers' compensation.
4. Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
62Pioneer High Yield Fund | Semiannual Report | 4/30/23

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended April 30, 2023, such out-of-pocket expenses by class of shares were as follows:
Shareowner Communications:
Class A	$29,213
Class C	1,621
Class R	543
Class Y	2,372
Total	$33,749
5. Distribution and Service Plans
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the Fund's average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services.
The Fund also has adopted a separate service plan for Class R shares (the “Service Plan”). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class R shares held by such plans.
In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R or Class Y shares.
Pioneer High Yield Fund | Semiannual Report | 4/30/2363

Proceeds from the CDSCs are paid to the Distributor. For the six months ended April 30, 2023, CDSCs in the amount of $659 were paid to the Distributor.
6. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. The Fund participates in a facility in the amount of $380 million. Under such credit facility, depending on the type of loan, interest on borrowings is payable at the Secured Overnight Financing Rate ("SOFR") plus a credit spread. The Fund also pays both an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.15% of the total credit facility and the commitment fee in the amount of 0.30% of the daily unused portion of each lender's commitment are allocated among participating funds based on an allocation schedule set forth in the credit agreement. For the six months ended April 30, 2023, the Fund had no borrowings under the credit facility.
7.  Additional Disclosures about Derivative Instruments and Hedging Activities
The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:
Interest rate risk relates to the ﬂuctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a ﬁnancial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign exchange rate risk relates to ﬂuctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the ﬂuctuations in the value of ﬁnancial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors speciﬁc to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
64Pioneer High Yield Fund | Semiannual Report | 4/30/23

Commodity risk relates to the risk that the value of a commodity or commodity index will ﬂuctuate based on increases or decreases in the commodities market and factors speciﬁc to a particular industry or commodity.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at April 30, 2023, was as follows:
Statement of Assets and Liabilities	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Liabilities
Swap contracts at value	$ —	$893,827	$ —	$ —	$ —
Total Value	$—	$893,827	$—	$—	$—
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at April 30, 2023 was as follows:
Statement of Operations	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Net Realized Gain (Loss) on
Swap contracts	$ —	$ (3,302,571)	$ —	$ —	$ —
Total Value	$—	$(3,302,571)	$—	$—	$—
Change in Net Unrealized Appreciation (Depreciation) on
Swap contracts	$ —	$ 1,631,318	$ —	$ —	$ —
Total Value	$—	$ 1,631,318	$—	$—	$—
Pioneer High Yield Fund | Semiannual Report | 4/30/2365

8. Unfunded Loan Commitments
The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded loan commitment and is recorded as interest income on the Statement of Operations. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Footnote 1A and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities.
As of April 30, 2023, the Fund had no unfunded loan commitments outstanding.
66Pioneer High Yield Fund | Semiannual Report | 4/30/23

Trustees, Officers and Service Providers
Trustees
Thomas J. Perna, Chairman
John E. Baumgardner, Jr.
Diane Durnin
Benjamin M. Friedman
Lisa M. Jones
Craig C. MacKay
Lorraine H. Monchak
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes
Officers
Lisa M. Jones, President and
Chief Executive Officer
Anthony J. Koenig, Jr., Treasurer
and Chief Financial and
Accounting Officer
Christopher J. Kelley, Secretary and
Chief Legal Officer

Investment Adviser and Administrator
Amundi Asset Management US, Inc.
Custodian and Sub-Administrator
The Bank of New York Mellon Corporation
Independent Registered Public Accounting Firm
Ernst & Young LLP
Principal Underwriter
Amundi Distributor US, Inc.
Legal Counsel
Morgan, Lewis & Bockius LLP
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
Pioneer High Yield Fund | Semiannual Report | 4/30/2367

How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.
Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms
1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions
1-800-225-4321
Retirement plans information	1-800-622-0176
Write to us:

Amundi
P.O. Box 534427
Pittsburgh, PA 15253-4427
Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com (for general questions about Amundi only)
Visit our web site: www.amundi.com/us
This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us
Securities offered through Amundi Distributor US, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2023 Amundi Asset Management US, Inc. 19383-17-0623

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s Board of Trustees has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the Board of Trustees, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent Trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset M audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly related to performing the independent audit of the Funds	• Accounting research assistance • SEC consultation, registration statements, and reporting

• Tax accrual related matters

• Implementation of new accounting standards

• Compliance letters (e.g. rating agency letters)

• Regulatory reviews and assistance regarding financial matters

• Semi-annual reviews (if requested)

• Comfort letters for closed end offerings

II. AUDIT-RELATED SERVICES	Services which are not prohibited under Rule 210.2-01(C)(4) (the “Rule”) and are related extensions of the audit services support the audit, or use the knowledge/expertise gained from the audit procedures as a foundation to complete the project. In most cases, if the Audit-Related Services are not performed by the Audit firm, the scope of the Audit Services would likely increase. The Services are typically well-defined and governed by accounting professional standards (AICPA, SEC, etc.)	• AICPA attest and agreed-upon procedures • Technology control assessments • Financial reporting control assessments • Enterprise security architecture assessment

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  “One-time” pre-approval for the audit period for all pre-approved specific service subcategories. Approval of the independent auditors as auditors for a Fund shall constitute pre approval for these services.

• A summary of all such services and related fees reported at each regularly scheduled Audit Committee meeting.

• “One-time” pre-approval for the fund fiscal year within a specified dollar limit for all pre-approved specific service subcategories	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

•  Specific approval is needed to exceed the pre-approved dollar limit for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

•  Specific approval is needed to use the Fund’s auditors for Audit-Related

• Services not denoted as “pre-approved”, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

III. TAX SERVICES	Services which are not prohibited by the Rule, if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, or the ability to maintain a desired level of confidentiality.	• Tax planning and support • Tax controversy assistance
• Tax compliance, tax returns, excise tax returns and support • Tax opinions

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

• “One-time” pre-approval for the fund fiscal year within a specified dollar limit	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

• Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

• Specific approval is needed to use the Fund’s auditors for tax services not denoted as pre-approved, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

IV. OTHER SERVICES A. SYNERGISTIC, UNIQUE QUALIFICATIONS	Services which are not prohibited by the Rule, if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, the ability to maintain a desired level of confidentiality, or where the Fund’s auditors posses unique or superior qualifications to provide these services, resulting in superior value and results for the Fund.	• Business Risk Management support • Other control and regulatory compliance projects

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

• “One-time” pre-approval for the fund fiscal year within a specified dollar limit	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

• Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

•  Specific approval is needed to use the Fund’s auditors for “Synergistic” or “Unique Qualifications” Other Services not denoted as pre-approved to the left, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE SUBCATEGORIES

PROHIBITED SERVICES	Services which result in the auditors losing independence status under the Rule.	1. Bookkeeping or other services related to the accounting records or financial statements of the audit client*

2. Financial information systems design and implementation*

3. Appraisal or valuation services, fairness* opinions, or contribution-in-kind reports

4. Actuarial services (i.e., setting actuarial reserves versus actuarial audit work)*

5. Internal audit outsourcing services*

6. Management functions or human resources

7. Broker or dealer, investment advisor, or investment banking services

8. Legal services and expert services unrelated to the audit

9. Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  These services are not to be performed with the exception of the(*) services that may be permitted if they would not be subject to audit procedures at the audit client (as defined in rule 2-01(f)(4)) level the firm providing the service.

• A summary of all services and related fees reported at each regularly scheduled Audit Committee meeting will serve as continual confirmation that has not provided any restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

•	For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

•

Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

•	At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

N/A

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

N/A

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer High Yield Fund

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date July 7, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date July 7, 2023

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.

Anthony J. Koenig, Jr., Managing Director, Chief Operations Officer & Treasurer of the Funds

Date July 7, 2023

*	Print the name and title of each signing officer under his or her signature.